                                      UAM Funds

                                      Funds for the Informed Investor(sm)



Jacobs International Octagon Portfolio
Annual Report                                                     April 30, 2000



                                                                          UAM(R)

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                         APRIL 30, 2000

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter.........................................................  1

Portfolio of Investments....................................................   4

Statement of Assets and Liabilities.........................................   9

Statement of Operations.....................................................  10

Statement of Changes in Net Assets..........................................  11

Financial Highlights........................................................  12

Notes to Financial Statements...............................................  13

Report of Independent Accountants...........................................  18
--------------------------------------------------------------------------------

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

April 30, 2000

Dear Shareholders:

For the twelve months ended April 30, 2000 the Jacobs International Octagon Portfolio had a total return of 23.12% outperforming the MSCI EAFE Index which a total return of 14.17% during the same time period.

Despite the recent volatility, world stock markets including the emerging markets and the small and mid-cap stocks performed better than they had in recent years. Our out-performance has been helped by our overweight position in the telecommunications sector which began to re-rate upwards during the last months of 1999. We continue to have a positive outlook for the telecommunications sector, as the expected growth in internet usage and data transmission should provide strong growth potential for telecommunications companies.

Our exposure in undervalued technology stocks such as Samsung Electronics also performed well. Samsung Electronics benefits from the cyclical pick-up in the semiconductor industry and also from the growing demand for telecom equipment. In addition to our TMT (technology, media, and telecommunications) exposure, your portfolio is also invested in deeper value stocks such as cyclicals and financials.

Your portfolio also continues to be broadly diversified geographically. The
Asia Pacific region, where we continue to see a general economic recovery, makes up approximately 35% of the portfolio. We continue to find attractive investment opportunities particularly in Hong Kong and Korea. Our largest country weighting is Japan with a 15% weighting which is underweight relative to the benchmark but is driven by our bottom up stock selection. During this period, a general recovery in the emerging markets including Latin America where we have a 7% exposure also helped to generate positive returns. The majority of the portfolio is still invested in Europe where we continue to see attractive long-term growth prospects. In short term, returns from European equities have been partially offset by the weak Euro.

Uncertainty as to the timing and magnitude of further interest rate increases has kept stock markets in check recently but we believe that the US economy will most likely experience a soft landing which should still bode well for overseas economies a nd their stock markets. Hopefully, US interest rates will peak out later this year and provide a better environment for equity markets. We believe we are well positioned going forward and that our undervalued stocks will be recognized. While stock market volatility and investor nervousness are never pleasant, we view them as opportunities.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

I would like to thank you for your interest in the Jacobs International Octagon Portfolio. We look forward to our partnership during the coming year.

Sincerely,

/s/ Daniel L. Jacobs
Daniel L. Jacobs, CFA
President
Jacobs Asset Management

                          Ten Largest Equity Holdings
                      (as a percentage of the Portfolio)

1. Philips Electronics ADR (2.6%)           6. Alstom (2.0%)
2. DDI(2.6%)                                7. Renault (2.0%)
3. Samsung Electronics GDR (2.5%)           8. Banque Nationale de Paris (2.0%)
4. Amvescap (2.2%)                          9. Metsa Serla (1.8%)
5. Orix (2.1%)                             10. Nippon Telegraph &
                                                  Telephone (1.8%)


All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                      Definition of the Comparative Index
                      -----------------------------------

Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns,do not reflect any fees or expenses. If such fees and expenses were included in the index returns,the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                  JACOBS INTERNATIONAL OCTAGON PORTFOLIO APRIL 30, 2000

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                    --------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIODS ENDED APRIL 30, 2000

                                              Since
                            1 Year           1/2/97*
                    --------------------------------------
                            23.12%             8.72%
                    --------------------------------------

                         PERIODS ENDED ON APRIL 30(TH)
--------------------------------------------------------------------------------
     _____ JACOBS INTERNATIONAL OCTAGON     ----- MORGAN STANLEY CAPITAL
           PORTFOLIO                              INTERNATIONAL EAFE INDEX
--------------------------------------------------------------------------------

 * Beginning of operations. Index comparisons begin on 12/31/96.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                  JACOBS INTERNATIONAL OCTAGON PORTFOLIO APRIL 30, 2000

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 93.5%

                                                          Shares         Value
                                                        ---------     ----------
BRAZIL -- 3.5%
 Petroleo Brasileiro ..............................     3,200,000     $  762,504
 Tele Centro Oeste Celular Participacoes ADR ......        41,900        481,850
 Tele Norte Leste Participacoes ADR ...............        49,598        883,464
                                                                      ----------
                                                                       2,127,818
                                                                      ----------
CANADA -- 1.5%
 Newbridge Networks* ..............................        25,300        906,056
                                                                      ----------
FINLAND -- 1.9%
 Metsa Serla, Series B ............................       133,200      1,132,026
                                                                      ----------
FRANCE -- 14.3%
 Alstom ...........................................        49,135      1,226,791
 Banque Nationale de Paris ........................        14,600      1,182,294
 Christian Dior ...................................         3,654        870,384
 Lagardere S.C.A ..................................        10,406        706,172
 Pechiney, Series A ...............................        21,271        933,911
 Renault ..........................................        26,500      1,206,942
 Rhone Poulenc ....................................        19,600      1,080,145
 SCOR .............................................        17,147        747,847
 Usinor ...........................................        59,551        783,840
                                                                      ----------
                                                                       8,738,326
                                                                      ----------
GERMANY -- 4.5%
 Dresdner Bank ....................................        14,300        593,980
 FAG Kugelfischer Georg Schaefer ..................        81,100        664,866
 Mobilcom .........................................         5,540        681,262
 Viag .............................................        42,700        824,583
                                                                      ----------
                                                                       2,764,691
                                                                      ----------
GREECE -- 0.0%
 Hellenic Telecommunications Organization .........             1             22
 Sarantis .........................................             1             15
                                                                      ----------
                                                                              37
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                  JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                           APRIL 30, 2000

--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                          Shares         Value
                                                        ---------     ----------
HONG KONG-- 9.5%
 Asia Satellite Telecommunications ................       180,000     $  562,746
 Bank of East Asia ................................       214,000        462,972
 Cheung Kong ......................................        84,000      1,003,004
 China Telecom* ...................................       122,000        881,095
 First Pacific ....................................       566,000        199,843
 Guoco ............................................       234,000        545,297
 Li & Fung ........................................       240,000        927,509
 Sino Land ........................................     1,252,000        470,187
 Wheelock .........................................       488,000        344,606
 Wing Hang Bank ...................................       155,500        381,333
                                                                      ----------
                                                                       5,778,592
                                                                      ----------
INDONESIA-- 0.2%
 Bank Nisp (Foreign) ..............................     2,805,618        124,300
                                                                      ----------
ISRAEL -- 0.3%
 ECI Telecom ......................................         6,700        186,344
                                                                      ----------
JAPAN -- 15.0%
 Acom .............................................         7,400        712,750
 DDI ..............................................           135      1,548,853
 Hitachi ..........................................        64,000        763,879
 Marubeni .........................................       246,000        712,417
 NEC ..............................................        27,000        734,456
 Nippon Broadcast System ..........................         7,000        500,648
 Nippon Broadcast System - New* ...................         7,000        500,648
 Nippon Telegraph & Telephone .....................            88      1,091,044
 Orix .............................................         8,880      1,266,928
 Sony .............................................         2,800        321,503
 Sony - New* ......................................         2,800        323,834
 Sumitomo .........................................        61,000        682,920
                                                                      ----------
                                                                       9,159,880
                                                                      ----------
MEXICO -- 3.1%
 Grupo Financiero Banamex Accival, Series O* ......       221,000        802,823
 Grupo Financiero Banorte* ........................       275,000        386,705
 Grupo Televisa GDR ...............................        11,200        710,500
                                                                      ----------
                                                                       1,900,028
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                  JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                           APRIL 30, 2000

--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                         Shares          Value
                                                        -------       ----------
NETHERLANDS-- 13.5%
 Akzo Nobel ...................................          24,240       $  994,272
 Akzo Nobel ADR ...............................           5,100          211,730
 Getronics ....................................          12,800          764,865
 ING Groep ....................................          18,700        1,022,370
 Ispat International ..........................          53,700          627,619
 KPN ..........................................           7,400          747,202
 Philips Electronics ADR ......................          35,152        1,568,658
 Telegraaf Holding ............................          28,900          801,597
 Unique International .........................          35,700          821,108
 United Pan-Europe Communications* ............          19,500          711,035
                                                                      ----------
                                                                       8,270,456
                                                                      ----------
PHILIPPINES-- 0.3%
 Philippine Long Distance Telephone ...........          11,400          204,460
                                                                      ----------
SINGAPORE-- 1.7%
 Dairy Farm ...................................         419,560          266,421
 United Overseas Bank .........................         114,112          795,741
                                                                      ----------
                                                                       1,062,162
                                                                      ----------
SOUTH KOREA-- 5.4%
 Hansol Paper .................................          40,300          273,510
 Pohang Iron & Steel ADR ......................          27,000          567,000
 Samsung Electronics GDR 144A*(#) .............           9,400        1,515,750
 SK Telecom ADR ...............................          29,500          945,844
                                                                      ----------
                                                                       3,302,104
                                                                      ----------
SPAIN -- 1.8%
 Banco de Valencia ............................          33,465          271,301
 Banco Pastor .................................           4,657          188,348
 Telefonica ...................................          29,649          661,138
                                                                      ----------
                                                                       1,120,787
                                                                      ----------
SWEDEN -- 4.1%
 Ericsson ADR .................................          11,400        1,008,188
 Investor, Series B ...........................          56,200          793,518
 Pharmacia & Upjohn ...........................          14,518          724,993
                                                                      ----------
                                                                       2,526,699
                                                                      ----------
SWITZERLAND-- 1.8%
 Barry Callebaut ..............................           2,306          308,450
 Swisscom .....................................           2,200          777,901
                                                                      ----------
                                                                       1,086,351
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                  JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                           APRIL 30, 2000

--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                                                 Shares          Value
                                                                                -------       ----------
UNITED KINGDOM-- 8.6%
 Amvescap ..............................................................         91,300       $1,316,745
 AstraZeneca ...........................................................         23,200          969,009
 British Telecommunications ............................................         43,900          784,854
 McKechinie ............................................................        122,000          529,652
 Misys .................................................................         58,900          670,607
 Vodafone AirTouch .....................................................        218,169          997,993
                                                                                              ----------
                                                                                               5,268,860
                                                                                              ----------
UNITED STATES-- 2.5%
 Global TeleSystems Group* .............................................         50,100          729,581
 Viatel ................................................................         21,000          803,250
                                                                                              ----------
                                                                                               1,532,831
                                                                                              ----------
 TOTAL COMMON STOCKS
    (Cost $50,236,151) .................................................                      57,192,808
                                                                                              ----------

PREFERRED STOCK-- 1.7%

AUSTRALIA-- 1.7%
 News Corporation ADR (Cost $522,236) ..................................         24,200        1,064,800

SHORT-TERM INVESTMENT -- 3.0%

                                                                               Face
                                                                              Amount
                                                                            ----------
REPURCHASE AGREEMENT-- 3.0%
    Chase Securities, Inc. 5.65%, dated
       04/28/00, due 05/01/00, to be repurchased
       at $1,863,877, collateralized by $2,041,753
       of a U.S. Treasury Note valued at $1,863,041
       (Cost $1,863,000)................................................    $ 1,863,000      $ 1,863,000
                                                                                             -----------
TOTAL INVESTMENTS-- 98.2%
(Cost $52,621,387) (a) .................................................                      60,120,608
                                                                                             -----------
OTHER ASSETS AND LIABILITIES, NET-- 1.8% ...............................                       1,078,600
                                                                                             -----------
TOTAL NET ASSETS-- 100.0% ..............................................                     $61,199,208
                                                                                             ===========

  * Non-Income Producing Security
  # 144A Security-Certain conditions for public resale may exist.
ADR American Depositary Receipt
GDR Global Depositary Receipt
(a) The cost for federal tax purposes was $53,523,769. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $6,596,839. This consisted of aggregate gross unrealized appreciation for all securities of $11,830,731 and aggregate gross unrealized depreciation of all securities of $5,233,892.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                  JACOBS INTERNATIONAL OCTAGON PORTFOLIO APRIL 30, 2000

--------------------------------------------------------------------------------

At April 30, 2000, sector diversification of the Portfolio was as follows:

                                                     % of             Market
Sector Diversification (Unaudited)                Net Assets           Value
                                                 ------------      -----------
Automotive .....................................        2.0%       $ 1,206,943
Banking ........................................        8.2          5,022,638
Biotechnology ..................................        1.2            724,993
Chemicals ......................................        2.0          1,206,002
Commercial Services ............................        1.3            821,108
Computers ......................................        3.8          2,341,528
Consumer Products ..............................        1.4            870,399
Distribution Services ..........................        3.8          2,322,846
Diversified Operations .........................        2.4          1,451,313
Electronics ....................................        8.5          5,228,079
Financial Services .............................        8.6          5,279,470
Food ...........................................        0.9            574,871
Insurance ......................................        1.2            747,847
Iron & Steel ...................................        4.8          2,912,370
Machinery ......................................        2.0          1,226,791
Manufacturing ..................................        3.3          2,019,101
Media ..........................................        7.0          4,289,227
Oil & Gas ......................................        1.2            762,504
Paper Products .................................        2.3          1,405,536
Pharmaceuticals ................................        3.3          2,049,154
Real Estate ....................................        3.0          1,817,798
Telecommunications .............................       22.9         13,977,090
                                                    -------        -----------
Total Investments ..............................       95.1%       $58,257,608
Repurchase Agreement ...........................        3.0          1,863,000
Other Assets and Liabilities....................        1.8          1,078,600
                                                    -------        -----------
Net Assets .....................................      100.0%       $61,199,208
                                                    =======        ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                  JACOBS INTERNATIONAL OCTAGON PORTFOLIO APRIL 30, 2000

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost ..........................................................................   $ 52,621,387
                                                                                                  ============
Investments, at Value -- Note A ...............................................................   $ 60,120,608
Cash ..........................................................................................         48,864
Receivable for Investments Sold ...............................................................      1,133,835
Dividends Receivable ..........................................................................        107,781
Foreign Withholding Tax Reclaim Receivable ....................................................        102,744
Receivable for Portfolio Shares Sold ..........................................................         35,141
Other Assets ..................................................................................          4,073
                                                                                                  ------------
     Total Assets .............................................................................     61,553,046
                                                                                                  ------------
Liabilities
Payable for Investments Purchased .............................................................        222,062
Payable for Investment Advisory Fees -- Note B ................................................         49,952
Payable for Custodian Fees -- Note D ..........................................................         43,000
Payable for Administrative Fees -- Note C .....................................................         14,197
Payable for Trustees' Fees-- Note F ............................................................           150
Other Liabilities .............................................................................         24,477
                                                                                                  ------------
     Total Liabilities ........................................................................        353,838
                                                                                                  ------------
Net Assets ....................................................................................   $ 61,199,208
                                                                                                  ============
Net Assets Consist of:
Paid in Capital ...............................................................................     60,227,859
Distribution in Excess of Net Investment Income ...............................................        (55,833)
Accumulated Net Realized Loss .................................................................     (6,451,163)
Unrealized Appreciation .......................................................................      7,478,345
                                                                                                  ------------
Net Assets ....................................................................................   $ 61,199,208
                                                                                                  ============
Institutional Class Shares
Shares Issued and Outstanding (Unlimited authorization, no par value) .........................      4,948,827
Net Asset Value, Offering and Redemption Price Per Share ......................................   $      12.37
                                                                                                  ============

The accompanying notes are an integral part of the financial statements

UAM FUNDS                               JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                        FOR THE YEAR ENDED APRIL 30, 2000

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends ..........................................................................   $  1,212,462
Interest ...........................................................................         89,280
Less Foreign Taxes Withheld ........................................................       (115,361)
                                                                                       ------------
   Total Income ....................................................................      1,186,381
                                                                                       ------------
Expenses
Investment Advisory Fees -- Note B .................................................        677,348
Administrative Fees -- Note C ......................................................        168,807
Custodian Fees -- Note D ...........................................................         99,434
Printing Fees ......................................................................         20,901
Filing and Registration Fees .......................................................         18,503
Audit Fees..........................................................................         16,168
Trustees' Fees -- Note F ...........................................................          2,844
Legal Fees .........................................................................          2,522
Other Expenses .....................................................................         80,547
                                                                                       ------------
   Net Expenses Before Expense Offset ..............................................      1,087,074
Expense Offset -- Note A ...........................................................         (5,594)
                                                                                       ------------
Net Expenses After Expense Offset ..................................................      1,081,480
                                                                                       ------------
Net Investment Income ..............................................................        104,901
                                                                                       ------------

Net Realized Gain (Loss) on:
   Investments .....................................................................      9,529,824
   Foreign Currency Transactions ...................................................       (369,475)
                                                                                       ------------
Net Realized Gain on Investments and Foreign Currency Transactions .................      9,160,349
                                                                                       ------------
Net Change in Unrealized Appreciation (Depreciation) on:
   Investments .....................................................................      4,105,659
   Foreign Currency Translations ...................................................         (1,597)
                                                                                       ------------
Net Change in Unrealized Appreciation (Depreciation) ...............................      4,104,062
                                                                                       ------------
Net Gain on Investments and Foreign Currency .......................................     13,264,411
                                                                                       ------------
Net Increase in Net Assets Resulting From Operations ...............................   $ 13,369,312
                                                                                       ============

The accompanying notes are an integral part of the financial statements

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                         Years Ended April 30,
                                                                           2000            1999
                                                                      -------------    -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income ............................................  $     104,901    $     959,524
  Net Realized Gain (Loss) .........................................      9,160,349      (15,307,231)
  Net Change in Unrealized Appreciation (Depreciation) .............      4,104,062       (5,969,176)
                                                                      -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations ................................................     13,369,312      (20,316,883)
                                                                      -------------    -------------
Distributions:
  Net Investment Income ............................................       (536,059)        (882,682)
  In Excess of Net Investment Income ...............................       (440,728)              --
  Net Realized Gain ................................................             --       (1,835,201)
                                                                      -------------    -------------
  Total Distributions ..............................................       (976,787)      (2,717,883)
                                                                      -------------    -------------
Capital Share Transactions:
  Issued ...........................................................     41,495,194       68,546,285
  In Lieu of Cash Distributions ....................................        886,286        2,418,670
  Redeemed .........................................................    (66,627,410)     (87,910,641)
                                                                      -------------    -------------
  Net Decrease from Capital Share Transactions .....................    (24,245,930)     (16,945,686)
                                                                      -------------    -------------
   Total Decrease ..................................................    (11,853,405)     (39,980,452)
                                                                      -------------    -------------

Net Assets:
  Beginning of Year ................................................     73,052,613      113,033,065
                                                                      -------------    -------------
  End of Period (including undistributed net investment
    income (loss) of ($55,833) and $120,498, respectively)..........  $  61,199,208    $  73,052,613
                                                                      =============    =============
Shares Issued and Redeemed:
  Shares Issued ....................................................      3,597,944        6,573,578
  In Lieu of Cash Distributions ....................................         74,975          246,432
  Shares Redeemed ..................................................     (5,890,866)      (9,194,871)
                                                                      -------------    -------------
  Net Decrease from Shares Issued and Redeemed .....................     (2,217,947)      (2,374,861)
                                                                      =============    =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                                                     January 2,1997*
                                                                      Year Ended April 30,                   to
                                                              2000           1999           1998      April 30,1997
                                                            -------        -------        --------   ---------------
Net Asset Value, Beginning
  of Period .......................................         $ 10.19        $ 11.85        $  10.17        $ 10.00
                                                            -------        -------        --------   ------------
Income from Investment Operations
  Net Investment Income ...........................            0.01           0.11            0.10           0.06
  Net Realized and
    Unrealized Gain (Loss) ........................            2.34          (1.49)           1.82           0.11++
                                                            -------        -------        --------   ------------
  Total from Investment
    Operations ....................................            2.35          (1.38)           1.92           0.17
                                                            -------        -------        --------   ------------
Distributions
  Net Investment Income ...........................           (0.09)         (0.08)          (0.09)            --
  In Excess of Net Investment Income ..............           (0.08)            --              --             --
  Net Realized Gain ...............................              --          (0.20)          (0.15)            --
                                                            -------        -------        --------   ------------
  Total Distributions .............................           (0.17)         (0.28)          (0.24)            --
                                                            -------        -------        --------   ------------
Net Asset Value, End of
    Period ........................................         $ 12.37        $ 10.19        $  11.85        $ 10.17
                                                            =======        =======        ========  =============
Total Return+ .....................................           23.12%        (11.51)%         19.19%          1.70%***
                                                            =======        =======        ========  =============
Ratios and Supplemental Data

Net Assets, End of Period (Thousands) .............         $61,199        $73,053        $113,033        $35,833
Ratio of Expenses to Average Net Assets............            1.61%          1.54%           1.49%          1.75%**
Ratio of Net Investment Income to
  Average Net Assets ..............................            0.26%          0.97%           1.23%          3.67%**
Portfolio Turnover Rate ...........................              92%           108%             39%             7%

  * Commencement of Operations
 ** Annualized
*** Not Annualized

  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Jacobs International Octagon Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

        1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid quoted on such day. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

        2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

        The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

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        3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

        Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

        4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes receivable recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

        5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the

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     change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

        6. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

        The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

        Permanent book and tax basis differences, due to PFICS (Passive Foreign Investment Companies) and realized foreign currency gain (loss), resulted in reclassifications of $695,555 to increase undistributed net investment income and $695,555 to increase accumulated net realized loss.

        Permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

        7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Jacobs Asset Management (the "Adviser "), a subsidiary of United

                                      15


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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

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Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.75% of average daily net assets.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the period ended April 30, 2000, the Administrator was paid $168,807, of which $21,736 was paid to SEI for their services, $27,498 to DST for their services, and $29,982 to UAMSSC for their services.

     Prior to November 1, 1999, Chase Global Fund Services Company ("CGFSC") served as the portfolio's sub-administrator. For its services CGFSC received $39,767.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor "), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

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     G. Purchases and Sales:  For the year ended April 30, 2000, the Portfolio made purchases of $59,265,066 and sales of $86,657,468 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2000, The Portfolio had no borrowings under the agreement.

     I. Other: At April 30, 2000, 27% of total shares outstanding were held by 1 record shareholder.

     At April 30, 2000, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     At April 30, 2000, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $6,385,172 which will expire on April 30, 2007.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of

UAM Funds Trust and Shareholders of Jacobs International Octagon Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Jacobs International Octagon Portfolio (one of the portfolios constituting UAM Funds Trust, hereafter referred to as the "Fund") at April 30, 2000 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Boston, Massachusetts
June 14, 2000

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Federal Income Tax Information:(Unaudited)

Foreign taxes during the fiscal year ended April 30, 2000 amounting to $115,361 are expected to be passed through to the shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2000, which shareholders of this portfolio will receive in late January 2001.

For the fiscal year ended April 30, 2000, gross income derived from sources within foreign countries amounted to $1,212,462.

Subsequent Event:

On or about July 12, 2000, a majority of investment professionals at Jacobs Asset Management will join Thompson, Siegel &Walmsley, Inc. "TS&W". TS&W, a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, will then replace Jacobs Asset Management as the investment adviser to the portfolio. TS&W, an affiliate of United Asset Management will manage and supervise the investment of the portfolio's assets on a discretionary basis. TS&Whas provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, endowments, trusts, estates and other institutions and individuals since 1970.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO

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Officers and Trustees

Norton H. Reamer                                William H. Park
Trustee, President and Chairman                 Vice President

John T. Bennett, Jr.                            Gary L. French
Trustee                                         Treasurer

Nancy J. Dunn                                   Robert R. Flaherty
Trustee                                         Assistant Treasurer

Philip D. English                               Robert J. Della Croce
Trustee                                         Assistant Treasurer

William A. Humenuk                              Martin J. Wolin, Esq.
Trustee                                         Secretary

James P. Pappas                                 Theresa DelVecchio
Trustee                                         Assistant Secretary

Peter M. Whitman, Jr.
Trustee

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Jacobs Asset Management
200 East Broward Boulevard
Suite 1920
Fort Lauderdale, FL 33301

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


                                           ------------------------------------
                                           This report has been prepared for
                                           shareholders and may be distributed
                                           to others only if preceded or
                                           accompanied by a current prospectus.
                                           ------------------------------------